                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                    COUNTRYWIDE MORTGAGE INVESTMENTS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                    COUNTRYWIDE MORTGAGE INVESTMENTS, INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________
- --------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:_________________________________________________

    (2) Form, Schedule or Registration Statement No.:___________________________

    (3) Filing Party:___________________________________________________________

    (4) Date Filed:_____________________________________________________________

[LOGO OF COUNTRYWIDE MORTGAGE INVESTMENTS INC.]

                                                              April 1, 1994

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of Countrywide Mortgage Investments, Inc. (the "Company"). The meeting will be held on May 17, 1994 at 10:00 a.m. at the Pasadena Hilton, 150 South Los Robles, Pasadena, California. The formal notice and proxy statement for this meeting are attached to this letter.

  We hope you can attend the Annual Meeting. It is important that you sign, date and return your proxy as soon as possible, even if you currently plan to attend the meeting. You may still attend the Annual Meeting and vote in person if you desire, but returning your proxy card now will assure that your vote is counted if you are unable to attend. Your vote, regardless of the number of shares you own, is important. We urge you to indicate your approval by voting FOR the matters indicated in the notice.

  On behalf of the Board of Directors, I thank you for your cooperation.

                                          Sincerely,

                                          /s/ DAVID S. LOEB
                                          David S. Loeb
                                          Chairman of the Board

                     COUNTRYWIDE MORTGAGE INVESTMENTS, INC.
                              35 NORTH LAKE AVENUE
                                 P.O. BOX 7211
                        PASADENA, CALIFORNIA 91109-7311

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 17, 1994

                               ----------------

To the Stockholders of COUNTRYWIDE MORTGAGE INVESTMENTS, INC.:

  Notice is hereby given that the Annual Meeting of Stockholders of COUNTRYWIDE MORTGAGE INVESTMENTS, INC. (the "Company") will be held at the Pasadena Hilton, 150 South Los Robles, Pasadena, California on May 17, 1994 at 10 a.m., Los Angeles time, for the following purposes:

    1. To elect the Board of Directors for the ensuing year;

    2. To approve an amendment to the Company's Certificate of Incorporation to change its name to CWM Mortgage Holdings, Inc.;

    3. To approve an amendment to the Company's Certificate of Incorporation to prevent ownership of the Company's stock by governmental and other tax exempt entities, which ownership could result in adverse tax consequences to the Company;

    4. To approve the Countrywide Mortgage Investments, Inc. 1994 Stock Incentive Plan;

    5. To approve the selection by the Board of Directors of Grant Thornton as independent accountants for the Company for the year ending December 31, 1994; and

    6. To transact such other business as may properly come before the meeting and any adjournment thereof.

  The Board of Directors of the Company has selected March 23, 1994 as the record date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          /s/ SANDOR E. SAMUELS
                                          Sandor E. Samuels
                                          Secretary

APRIL 1, 1994

                    COUNTRYWIDE MORTGAGE INVESTMENTS, INC.
                             35 NORTH LAKE AVENUE
                                 P.O. BOX 7211
                        PASADENA, CALIFORNIA 91109-7311

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 17, 1994

  This Proxy Statement is furnished to stockholders of Countrywide Mortgage Investments, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the 1994 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Pasadena Hilton, 150 South Los Robles, Pasadena, California on May 17, 1994, at 10 a.m. and at any adjournment thereof. The Company expects to mail the proxy soliciting materials for the Annual Meeting on or about April 4, 1994.

  The principal solicitation of proxies is being made by mail. However, certain officers, directors and employees of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telegram, telephone or other personal contact. The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies for an estimated fee of $8,000 plus reimbursement for certain expenses. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse brokerage firms and other record holders of shares beneficially owned by others for their reasonable expenses incurred in forwarding solicitation material to beneficial owners of shares.

  A stockholder may revoke his or her proxy at any time before it is voted by delivering a later dated signed proxy or other written notice of revocation to the Company. Any stockholder present at the Annual Meeting may also withdraw his or her proxy and vote in person on each matter brought before the Annual Meeting. All shares represented by each properly signed and returned proxy in the accompanying form, unless revoked, will be voted at the Annual Meeting or at any adjournment thereof, in accordance with the instructions thereon. If no instructions are given, the shares will be voted in favor of Proposals One through Five described herein.

  Votes cast in person or by proxy at the meeting will be tabulated by the inspector of elections appointed for the meeting. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

  Only holders of the Company's shares of common stock, par value $.01 per share (the "Common Stock"), are entitled to vote at the Annual Meeting. Each holder of record of Common Stock at the close of business on March 23, 1994 is entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. On that date, there were 32,131,908 shares of Common Stock outstanding and entitled to one vote per share.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

  The Company currently has five directors. The five current directors are nominees for election as directors to serve until the next annual meeting after their election and until their successors are elected and have qualified. In the absence of contrary instructions, it is the intention of the persons named in the accompanying proxy to vote for the nominees listed below. In the event any nominee becomes unavailable for any reason, an event the Board of Directors does not anticipate, the proxies will be voted for the election of the person, if any, who is designated by the Board of Directors to replace the nominee.

  The Bylaws of the Company provide that, except in the case of a vacancy, the majority of the members of the Board of Directors and any committee of the Board of Directors will at all times be "Unaffiliated Directors," defined as persons who are not "Affiliates" of Countrywide Asset Management Corporation (the "Manager"), the Company's manager and a wholly owned subsidiary of Countrywide Credit Industries, Inc. ("Countrywide Credit"). The term "Affiliate" of another person is defined in the Company's Bylaws to mean any person directly or indirectly owning, controlling, or holding with power to vote 5% or more of the outstanding voting securities of such other person or of any person directly or indirectly controlling, controlled by or under common control with such other person; any person 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such other person; any person directly or indirectly controlling, controlled by or under common control with such other person, and any officer, director, partner or employee of such other person. The term "person" includes a natural person, a corporation, partnership, trust, company or other entity.

  The following table sets forth certain information regarding each of the nominees and the stock ownership of certain executive officers:

                                          YEAR      SHARES OF COMMON
                                         FIRST        STOCK OWNED       PERCENT
                                        BECAME A    BENEFICIALLY AS       OF
   NAME                             AGE DIRECTOR OF MARCH 1, 1994(1)(2)  CLASS
   ----                             --- -------- ---------------------- -------
   David S. Loeb...................  70   1985          230,600             *
   Angelo R. Mozilo................  55   1985          149,808(3)          *
   Lyle E. Gramley(4)..............  67   1993           27,425             *
   Thomas J. Kearns(4).............  55   1990           70,000             *
   Frederick J. Napolitano(4)......  64   1985          151,400             *

   Michael W. Perry................                      20,000             *
   Eric P. Sieracki................                      15,000             *
   All directors and executive
   officers as a group
    (10 persons)...................                     753,858           2.3%

- --------
*  Less than one percent of class.
(1) Unless otherwise indicated, sole voting and investment power.
(2) Includes shares which may be purchased through stock options exercisable within 60 days of March 1, 1994 held by the following persons: Mr. Mozilo, 116,125 shares; Mr. Kearns, 30,000 shares; Mr. Perry, 20,000 shares; Mr. Sieracki, 15,000 shares; all directors and executive officers as a group, 270,750.
(3) Includes 1,000 shares owned by Phyllis Mozilo, the wife of Angelo Mozilo, as to which shares he disclaims any beneficial interest.
(4) Unaffiliated Director.

  David S. Loeb is Chairman of the Board of Directors and Chief Executive Officer of the Company and has been an officer and director of the Company since its inception. He is co-founder of Countrywide Credit and has been President and Chairman of Countrywide Credit since its formation in March 1969. Mr. Loeb also serves as Chairman and Chief Executive Officer of the Manager, a wholly owned subsidiary of Countrywide Credit, and as Chairman of Countrywide Funding Corporation ("CFC"), a subsidiary of Countrywide Credit which is engaged in certain transactions with the Company.

  Angelo R. Mozilo has been President of the Company since its inception and a director since October 31, 1985. He became Vice Chairman of the Board of Directors in 1993. He is co-founder of Countrywide Credit and has been Vice Chairman of the Board of Directors and Executive Vice President of Countrywide Credit since its formation in March 1969. Mr. Mozilo has served since 1978 as President of CFC.

  Lyle E. Gramley became a director of the Company in January 1993. He is an economic consultant who for the last five years has been self-employed as well as working for the Mortgage Bankers Association of America. He also serves on the Board of Trustees of the following mutual funds distributed by Dreyfus Service Corporation: Cash Management, Cash Management Plus, Inc., Government Cash Management, Treasury Cash Management, Treasury Prime Cash Management, Tax Exempt Cash Management, Municipal Cash Management Plus, and New York Municipal Cash Management.

  Thomas J. Kearns has been a director of the Company since June 1990. He is President of Thomas J. Kearns Inc., a financial consulting firm, and has been in the securities business for 28 years. He spent approximately 16 years with Merrill Lynch Capital Markets as a First Vice President. He is also chairman of the board of Spectrum Displays, Inc., a privately-held company engaged in advertising and production of major show booth displays.

  Frederick J. Napolitano has been a director of the Company since its inception and has been Chairman of the Board of Pembroke Enterprises, Inc., a real estate development company located in Virginia, since 1973. He was also a director of Home Mortgage Access Corporation and serves on the board and executive committee of the National Association of Home Builders and was President of the National Association of Home Builders in 1982. He served on the Federal Home Loan Bank Board Advisory Council from 1983 to 1985, Federal Home Loan Mortgage Corporation Advisory Committee from 1981 to 1983, Federal National Mortgage Association Board from 1984 to 1985, was chairman of the Hampton Roads Chamber of Commerce in 1989, and is a member of the Industrial Development Services Advisory Board for the Commonwealth of Virginia.

  Two of the five directors listed above are also officers of the Company and three are Unaffiliated Directors. A majority of the votes cast at the Annual Meeting, at which a quorum is present, is sufficient to elect a director.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES.

BOARD MEETINGS AND COMMITTEES

  During the fiscal year ended December 31, 1993, the Board of Directors held ten meetings, in person or by telephone. Each Board member attended 75% or more of the Board or committee meetings held during the fiscal year ended December 31, 1993, except Mr. Napolitano who attended 70%.

  The Audit Committee of the Board of Directors consults with and reviews reports and recommendations of the Company's independent certified public accountants and reports thereon to the Board. The Audit Committee held one meeting during the fiscal year ended December 31, 1993. This committee consists of Messrs. Gramley, Kearns and Napolitano.

  The Compensation Committee of the Board of Directors administers the Company's 1985 Stock Option Plan as well as the Company's Deferred Compensation Plan and Loan Plan. The Compensation Committee held three meetings during the fiscal year ended December 31, 1993. This committee consists of Messrs. Gramley, Kearns and Napolitano.

                               EXECUTIVE OFFICERS

  The executive officers of the Company are:

             NAME              AGE            OFFICE              OFFICER SINCE
             ----              --- ----------------------------   -------------
 David S. Loeb...............   70 Chairman of the Board of           1985
                                    Directors and Chief
                                    Executive Officer
 Angelo R. Mozilo............   55 Vice Chairman of the Board         1985
                                    of Directors and President
 Stanford L. Kurland.........   41 Executive Vice President and       1985
                                   Treasurer
 Michael W. Perry............   31 Executive Vice President and       1993
                                   Chief Operating Officer
 Kevin W. Bartlett...........   36 Senior Vice President and          1987
                                   Assistant Secretary
 Sandor E. Samuels...........   41 Senior Vice President and          1990
                                   Secretary
 Eric P. Sieracki............   37 First Vice President and           1993
                                   Chief Financial Officer

  David S. Loeb has been Chairman of the Board of Directors and Chief Executive Officer of the Company since its formation in July 1985. He is co-founder of Countrywide Credit and has been Chairman and President of Countrywide Credit since its formation in March 1969. Mr. Loeb also serves as Chairman and Chief Executive Officer of the Manager. In addition, Mr. Loeb serves as Chairman of CFC.

  Angelo R. Mozilo has been President of the Company since its formation in July 1985. He has been Vice Chairman of the Board of Directors since 1993. He is co-founder of Countrywide Credit and has been Vice Chairman of the Board of Directors and Executive Vice President of Countrywide Credit since its formation in March 1969. Mr. Mozilo has served since 1978 as President of CFC.

  Stanford L. Kurland has been Executive Vice President and Treasurer of the Company since its formation in July 1985. Mr. Kurland has been an officer of Countrywide Credit since 1979 and is currently Senior Managing Director, Chief Operating Officer and Chief Financial Officer. Mr. Kurland also serves as a director and President of the Manager and Senior Managing Director and Chief Operating Officer of CFC.

  Michael W. Perry became Senior Vice President and Chief Operating Officer of the Company in January 1993 and was promoted to Executive Vice President in 1994. He also became a director of the Manager and its Executive Vice President and Chief Operating Officer in 1993. From 1987 to 1992, he served as Senior Executive Vice President in charge of the mortgage banking division of Commerce Security Bank, a state-chartered bank based in Sacramento, California.

  Kevin W. Bartlett has been Senior Vice President of the Company since 1990 and has been an Assistant Secretary of the Company since 1988. He was Vice President of the Company from 1987 to 1990. He has been a Director of the Manager since 1986 and served as Executive Vice President from 1986 to 1993. Mr. Bartlett is Managing Director, Capital Markets, of Countrywide Credit and of CFC.

  Sandor E. Samuels has been Senior Vice President and Secretary of the Company since 1990. Mr. Samuels has been an officer of Countrywide Credit since 1990 and is currently Managing Director, Legal, General Counsel and Secretary of that company and of CFC. From June 1989 to April 1990 he served as Senior Vice President and General Counsel of Fimsa, Inc. Mr. Samuels was Senior Vice President and General Counsel of Fox, Inc. from January 1989 to June 1989. From June 1984 to January 1989 he was with First Interstate Bancorp and at the time of his departure was Senior Vice President and Assistant General Counsel.

  Eric P. Sieracki has been First Vice President and Chief Financial Officer of the Company since January 1993. He also became a director of the Manager and its Senior Vice President and Chief Financial Officer in 1993. From 1988 to 1992, Mr. Sieracki was with CFC, most recently as Executive Vice President, Finance.

                             EXECUTIVE COMPENSATION

DIRECTOR COMPENSATION

  Each director is paid an annual retainer of $27,500 plus $300 for each meeting attended in person and is reimbursed for related expenses. On May 20, 1993, Mr. Gramley received a stock option grant of 35,000 shares and each other director received a grant of 25,000 shares, each at an exercise price of $6.1875 per share. These options will become exercisable one year after the grant date.

  Effective July 21, 1986, the Board of Directors adopted a deferred compensation plan allowing payment of directors' fees to be deferred until the following year. No directors' fees earned in the fiscal year ended December 31, 1993 were deferred until 1994.

GENERAL

  The Company has no salaried employees. Beginning in 1993, the Company agreed to reimburse the Manager for operating expenses, including personnel costs, incurred by the Manager in operating the Company's business. See "Transactions with the Manager and CFC."

                           SUMMARY COMPENSATION TABLE

                                                                LONG-TERM
                                                              COMPENSATION
                                                          ---------------------
                               ANNUAL COMPENSATION               AWARDS
                               -----------------------    ---------------------
    NAME AND                                              SECURITIES UNDERLYING
PRINCIPAL POSITION        YEAR SALARY($)     BONUS($)          OPTIONS(#)
- ------------------        ---- ----------    ---------    ---------------------
David S. Loeb............ 1993  $ 27,500(1)        --            25,000
 Chairman of the Board    1992  $ 27,500(1)        --            25,000
  and CEO                 1991  $ 26,875(1)        --            30,000
Angelo R. Mozilo......... 1993  $ 27,500(1)        --            25,000
 Vice Chairman of the     1992  $ 27,500(1)        --            25,000
  Board and President     1991  $ 38,375(1)        --            30,000
Michael W. Perry......... 1993  $250,000(2)   $200,000(2)        20,000
 Executive Vice President
  and Chief Operating Of-
  ficer
Eric P. Sieracki......... 1993  $160,000(2)   $ 50,000(2)        15,000
 First Vice President and
  Chief Financial Officer

- --------
(1) Messrs. Loeb and Mozilo are both directors and officers of the Company. Because the Company has no salaried employees, the amounts in this column represent fees paid for their services as directors of the Company.
(2) Messrs. Perry and Sieracki are officers of the Company but employees of the Company's Manager who pays their compensation. The Company reimburses the Manager for its operating expenses, including these amounts. See "Transactions with the Manager and CFC."

1985 STOCK OPTION PLAN

  General. Pursuant to the 1985 Stock Option Plan, stock options may be granted to directors and officers of the Company.

                    STOCK OPTION GRANTS IN FISCAL YEAR 1993

                                                      INDIVIDUAL GRANTS
                         ---------------------------------------------------------------------------
                             NUMBER OF        % OF TOTAL
                             SECURITIES     OPTIONS GRANTED   EXERCISE
                         UNDERLYING OPTIONS  TO EMPLOYEES      PRICE     EXPIRATION    GRANT DATE
          NAME               GRANTED(#)     IN FISCAL YEAR  ($/SHARE)(3)    DATE    PRESENT VALUE(4)
          ----           ------------------ --------------- ------------ ---------- ----------------
David S. Loeb...........       25,000(1)          12%         $6.1875     5/20/98       $24,750
Angelo R. Mozilo........       25,000(1)          12%         $6.1875     5/20/98       $24,750
Michael W. Perry........       20,000(2)          10%         $5.8125      2/1/98       $18,600
Eric P. Sieracki........       15,000(2)           7%         $5.8125      2/1/98       $13,950

- --------
(1) Options were granted on May 20, 1993 and become exercisable on the first anniversary of the grant date, except in the event of a "Change of Control" as defined in the 1985 Stock Option Plan. Upon a Change in Control, all options become immediately exercisable. As directors, Messrs. Loeb and Mozilo may only exercise their options during periods beginning on the third business day following the date of release by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such release.
(2) Options were granted on February 1, 1993 and became exercisable on the first anniversary of the grant date.
(3) The exercise price is the market value (defined as the average of the high and low stock prices on the New York Stock Exchange) on the date of grant.
(4) The present value of the options as of the grant date was calculated using the Black-Scholes options pricing model which has been modified to consider estimated cash dividends to be paid. The assumptions used in the model were: expected volatility of 3.5%, risk-free rate of return (approximately equal to the five year Treasury rate at the grant date) of 5.25%, dividend yield of 9% and time to exercise of five years. No discounting was done to account for non-transferability or vesting. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1993
                       AND FISCAL YEAR END OPTION VALUES

                                                       NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                                                       OPTIONS AT FY-END(#)          AT FY-END($)
                         SHARES ACQUIRED ON  VALUE   ------------------------- -------------------------
    NAME                    EXERCISE(#)     REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
    ----                 ------------------ -------- ----------- ------------- ----------- -------------
David S. Loeb...........      116,125       $280,336         0      25,000      $      0      $92,188
Angelo R. Mozilo........            0              0   116,125      25,000      $567,891      $92,188
Michael W. Perry........            0              0         0      20,000      $      0      $81,250
Eric P. Sieracki........            0              0         0      15,000      $      0      $60,938

  Loan Plan. The Board of Directors has adopted a Loan Plan (the "Loan Plan") under which loans may be made to officers and directors of the Company in connection with the exercise of stock options granted under the 1985 Stock Option Plan. Under the Loan Plan, the principal of any loan may not exceed the purchase price required to be paid to the Company upon the exercise of one or more options, less $.01 per share purchased upon such exercise, and any loan proceeds must be paid directly to the Company in connection with the exercise of such options. Loans may be extended for a period of five years, at an interest rate which is set by the Compensation Committee and is, at the option of the borrower, either fixed for the term of the loan or adjustable annually by the Compensation Committee, with such interest rate to be at all times at least sufficient to avoid imputed interest under the Internal Revenue Code of 1986, as amended (the "Code"). The loans under the Loan Plan are recourse loans and are secured by pledges of the Common Stock purchased upon the exercise of the stock options to which they relate. In the event of the sale or transfer of any of the shares of Common Stock pledged as security, except under certain limited conditions, the unpaid principal balance and accrued interest shall become immediately due and payable to the extent of the proceeds (net of brokerage fees) realized from such sale or transfer. The principal and interest on the loans made under the Loan Plan are payable quarterly, with the dividends paid on the pledged stock being applied against such installments. To the extent that a dividend for any quarter is insufficient to pay the accrued interest for a quarterly installment, the difference is added to the principal of the loan, and to the extent a quarterly dividend is insufficient to pay a quarterly installment of principal, the difference is payable at the end of the term of the loan.

  In connection with stock option exercises in 1991, Mr. Napolitano received three loans under the Loan Plan aggregating approximately $282,000 which as of December 31, 1993 had loan balances aggregating approximately $224,800. Messrs. Loeb and Mozilo each received a loan of $86,390 during 1991 which had outstanding balances as of December 31, 1993 of approximately $83,400 and $70,800, respectively. In 1992 Mr. Napolitano received a loan of $130,000 which had an outstanding balance as of December 31, 1993 of approximately $132,500. Messrs. Kearns and Loeb received loans of $44,000 and $577,000, respectively, in 1993 which had outstanding balances as of December 31, 1993 of approximately $45,000 and $581,000, respectively.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee is composed of Messrs. Gramley, Kearns and Napolitano, who are Unaffiliated Directors of the Company. Because the Company does not have salaried employees, the Compensation Committee's responsibility with respect to compensation is limited to determining the stock options which may be awarded to directors and officers of the Company. Messrs. Loeb and Mozilo, who are both officers and directors of the Company, received options for the same number of shares as did all the other directors with the exception of Mr. Gramley who received an option for 35,000 instead of 25,000 shares.

  The options granted to Messrs. Perry and Sieracki were granted in connection with the implementation of the Company's new business plan. These options were intended to provide incentive for successful implementation of the new business plan.

                                        The Compensation Committee

                                        Lyle E. Gramley
                                        Thomas J. Kearns
                                        Frederick J. Napolitano

 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN AMONG COUNTRYWIDE MORTGAGE, NYSE
                    MARKET INDEX AND PEER GROUP INDEX(/1/)

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           COUNTRYWIDE                  BROAD
(Fiscal Year Covered)         MORTGAGE       PEER GROUP   MARKET
- -------------------          -----------     ----------   -------
Measurement Pt- 12/31/1988   $100            $100         $100
FYE 12/31/1989               $ 81.15         $ 98.03      $127.57
FYE 12/31/1990               $114.95         $ 81.32      $122.36
FYE 12/31/1991               $178.06         $110.72      $158.35
FYE 12/31/1992               $173.16         $119.68      $165.80
FYE 12/31/1993               $344.63         $139.87      $188.25

(1) Peer group is Media General Financial Services industry group of real estate investment trusts.

                             SECTION 16 DISCLOSURE

  Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers to report their ownership of and transactions in the Company's Common Stock to the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Copies of these reports are also required to be supplied to the Company. Specific dates for filing these reports have been established by the SEC, and the Company is required to report in this Proxy Statement any failure of its directors and executive officers to file by the relevant due date any of these reports during 1993. Based solely on its review of the copies of the reports received by it, the Company believes that all such filing requirements were satisfied.

                     TRANSACTIONS WITH THE MANAGER AND CFC

  The Company has entered into the transactions described below with the Manager and CFC, an affiliate of the Manager. David S. Loeb, who is an executive officer and director of the Company, is also an executive officer and director of the Manager, CFC and Countrywide Credit, CFC's and the Manager's parent. Angelo R. Mozilo, who is an executive officer and director of the Company, is also an executive officer and director of CFC and Countrywide Credit and a director of the Manager. Stanford L. Kurland, who is an executive officer of the Company, is also an executive officer and director of the Manager and CFC and an executive officer of Countrywide Credit. Sandor E. Samuels, who is an executive officer of the Company, is also an executive officer of Countrywide Credit and CFC and an officer of the Manager and the
 Company's subsidiaries. Kevin W. Bartlett, who is an executive officer of the Company, is also a director of the Manager and an executive officer of Countrywide Credit and CFC. Michael W. Perry and Eric P. Sieracki, executive officers of the Company, are also executive officers and directors of the Manager and the Company's subsidiaries.

GENERAL

  During 1993 the Company changed from a passive investor in residential mortgage loans and in mortgage-backed securities to the operator of a nationwide jumbo mortgage loan conduit and a warehouse lender providing warehouse loans to mortgage loan originators. As a result of this change, the Management Agreement with the Manager was substantially amended to provide that the Manager was responsible for conducting the day-to-day mortgage loan conduit, warehouse lending and other operations as approved by the Board of Directors, including without limitation, the purchase, accumulation, financing and securitization of mortgage loans, the establishment and financing of warehouse lending facilities, and the management of assets and investments and the administration thereof.

MANAGEMENT AGREEMENT

  On September 3, 1985, the Company entered into the Management Agreement with the Manager for an initial term of one year. The Company and the Manager have extended the Management Agreement each year, with certain amendments, and its current term expires May 15, 1994. The Management Agreement may be extended, for a period not to exceed one year, by agreement between the Company and the Manager, subject to approval by the Unaffiliated Directors.

  Duties. The Manager is at all times subject to the supervision of the Company's Board of Directors and has only such functions and authority as the Company delegates to it. The Manager has entered into a subcontract with CFC to perform management services for the Company as the Manager deems necessary. The Manager has agreed that sales of investments to and purchases of investments from the Manager and its affiliates, including CFC, shall be made only as stated in an agreement setting forth the policies and guidelines for such sales and purchases, which agreement has been approved by the Company's Board of Directors, including a majority of the Unaffiliated Directors, and only upon terms no less favorable to the Company than are available to other third parties.

  Pursuant to the Management Agreement, the Manager does not assume any responsibility other than to render the services called for thereunder and is not responsible for any action of the Company's Board of

Directors in following or declining to follow its advice or recommendation. The Manager, its directors and its officers are not liable to the Company, any subsidiary of the Company, the Unaffiliated Directors, the Company's stockholders or any stockholders of a subsidairy for acts performed in accordance with and pursuant to the Management Agreement, except by reason of acts constituting bad faith, willful misconduct, gross negligence or reckless disregard of their duties under the Management Agreement. The Company has agreed to indemnify the Manager, its directors and its officers with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts of the Manager, other than acts constituting bad faith, willful misconduct, gross negligence or reckless disregard of duties, performed in good faith in accordance with and pursuant to the Management Agreement. CFC has guaranteed the performance of the duties and obligations of the Manager under the Management Agreement.

  The Manager also has management agreements with the owner trustees of certain trusts established by Countrywide Mortgage Obligations II, Inc. and Countrywide Mortgage Obligations III, Inc., subsidiaries of the Company. The Manager provides certain management services to these trusts in connection with the issuance and administration of collateralized mortgage obligations ("CMOs") and related securities.

  Management Fees. The Management Agreement provides for a base management fee equal to the "Average Invested Assets" of the Company multiplied by 1/8 of 1%. The Manager also is entitled to a fee equal to 3/8 of 1% of the average daily balance of the amounts outstanding under warehouse lines of credit extended to originators of mortgage loans. The term "Average Invested Assets" for any period means the average of the aggregate book value of the assets of the Company invested in loans secured by real estate (including, without limitation, mortgage loans, retained undivided interests in mortgage loans and loans purchased by the Company to be exchanged for agency securities, but excluding any mortgage loans, retained undivided interests in mortgage loans or agency securities pledged to secure the issuance of CMOs or other mortgage-backed securities or sold in the form of mortgage-backed securities), before deduction of reserves for depreciation and similar non-cash reserves computed by taking the average of such book value at the end of each calendar month during the period.

  The Management Agreement also provides that if the Company's annualized Return on Equity during any fiscal quarter is in excess of the sum of the Ten Year U.S. Treasury Rate plus 2%, the Company will pay the Manager, as incentive compensation for such quarter, 25% of the amount by which the annualized Return on Equity exceeds that sum. As used in calculating the Manager's incentive compensation, the term "Return on Equity" means the annualized return on stockholders' equity during a quarter, calculated by dividing the Company's Net Income for the quarter by its Average Net Worth for the quarter, in each case determined in accordance with generally accepted accounting principles. For such calculations, the "Net Income" of the Company means income less expenses, computed on a consolidated basis and "Average Net Worth" is defined as the arithmetic average of the sum (as of the beginning of each quarter and at the end of each calendar month in the quarter) of the gross proceeds from any offering of its equity securities by the Company, before deducting any underwriting discounts and commissions and other expenses and costs relating to the offering, plus (minus) any retained earnings (losses) of the Company. The term "Ten Year U.S. Treasury Rate" means the arithmetic average of the weekly per annum average yield to maturity for actively traded U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 10 years) published by the Federal Reserve Board during a quarter, or, if such rate is not published by the Federal Reserve Board, any Federal Reserve Bank or agency or department of the federal government selected by the Company. If the Company determines in good faith that the Ten Year U.S. Treasury Rate cannot be calculated as provided above, then the rate shall be the arithmetic average of the per annum average yields to maturity, based upon closing bids on each business day during a quarter, for each actively traded marketable U.S. Treasury fixed interest rate security with a final maturity date not less than eight nor more than twelve years from the date of the closing bid.

  Under the Management Agreement as amended in 1993 the Company is required to reimburse the Manager for its operating expenses in connection with performing its duties. To assist in the implementation of the Company's new operating plan, the Manager waived its base and warehouse lending management fees for 1993 and absorbed $900,000 of 1993 operating expenses. The Company paid the Manager $2.1 million in reimbursement of expenses during 1993.

  Amendment or Termination. The Management Agreement may be amended from time to time, with the consent of the Manager, by a majority vote of the Unaffiliated Directors. The Management Agreement may be terminated by the Company or the Manager without cause at any time upon 60 days' written notice. In addition, the Company has the right to terminate the Management Agreement upon the occurrence of certain specified events, including a breach by the Manager of any provision contained in the Management Agreement which remains uncured for 30 days. The Company may terminate the Management Agreement by a majority vote of its Unaffiliated Directors or by a vote of the holders of a majority of the outstanding shares of Common Stock. The Manager may terminate the Management Agreement by a majority vote of its directors.

TRANSACTIONS WITH CFC

  CFC has extended to the Company a one-year line of credit which currently expires in September 1994, subject to extension by CFC and the Company. The Board of Directors, including a majority of the Unaffiliated Directors, has authorized the Company to borrow up to $10 million under this line of credit at an interest rate equal to the prime rate established by Bank of America, N.T. & S.A. During 1993, the largest amount borrowed was $4,000,000, and at December 31, 1993, there were no borrowings outstanding under this line of credit.

  The Company's mortgage conduit operations are primarily conducted through Countrywide Mortgage Conduit, Inc. ("CMC"), a taxable corporation that was formed in 1993. The Company owns all of CMC's outstanding non-voting preferred stock, and CFC owns all of CMC's voting common stock. The preferred stock represents substantially all of CMC's capitalization with the common stock representing the remaining small proportion (the "CMC Ownership Percentage"). The Company and CFC have entered into a Contribution and Mortgage Loan Acquisition Agreement which provides that loans which are jointly acquired by the two companies to be sold in the form of mortgage-backed securities by CMC will be acquired in the same proportion as the CMC Ownership Percentage.

  The Company's mortgage loan conduit operations consist of the purchase of residential mortgage loans from originators, securitization of the mortgage loans and sales of the resulting securities to investors. The sellers of the mortgage loans generally retain the rights to service the mortgage loans purchased by the Company. The Company will on occasion acquire the servicing rights to mortgage loans it has purchased and has an arrangement with CFC to service these loans for the Company for a fee. CFC earned servicing fees of approximately $71,000 during 1993 under this arrangement.

  During 1993, the Company purchased mortgage loans with principal balances aggregating approximately $415 million from CFC. In addition, CFC was servicing the mortgage loans securing five series of CMOs issued by a subsidiary of the Company or trusts established by a subsidiary pursuant to servicing agreements entered into in 1987 and 1993. The agreements provide for servicing fees up to .32% of the aggregate unpaid principal balance of the mortgage loans being serviced. CFC received servicing fees of approximately $1.1 million under these agreements in 1993.

                                  PROPOSAL TWO

            AMENDMENT OF CERTIFICATE OF INCORPORATION TO CHANGE NAME

  The Board of Directors has approved an amendment to the Company's Certificate of Incorporation that would change the Company's name to "CWM Mortgage Holdings, Inc." The Board is now submitting this amendment to the stockholders for approval.

  If the name change is approved by the stockholders, article one of the Company's Certificate of Incorporation will be amended to read in full as follows.

                                   ARTICLE I

                                      NAME

  The name of the Corporation is: CWM Mortgage Holdings, Inc. (the
"Corporation").

  The Board of Directors is recommending the name change to stockholders to reduce potential confusion between the Company and Countrywide Credit and its subsidiaries. The potential for confusion has increased substantially in the last year as a result of implementation of the Company's new business plan. The Company is now engaged in activities similar to certain of the mortgage banking activities of Countrywide Credit and its subsidiaries. It is anticipated that CMC will also change its name.

  This proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock. If the stockholders approve this amendment, the Company intends to file a Certificate of Amendment with the Secretary of State of the State of Delaware to effect the amendment promptly after the Annual Meeting. In accordance with Delaware law and notwithstanding approval of the amendment by the stockholders, at any time prior to the filing of the Certificate of Amendment, the Board of Directors of the Company may, in its discretion, abandon the proposed amendment without further action by the stockholders.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED NAME CHANGE.

                                 PROPOSAL THREE

                  AMENDMENT OF CERTIFICATE OF INCORPORATION TO

                 PREVENT STOCKHOLDINGS BY CERTAIN ORGANIZATIONS

  The Board of Directors has approved an amendment to the Company's Certificate of Incorporation that would add a new Article VII and renumber existing Articles VII and VIII as Articles VIII and IX, respectively. The Board is now submitting this amendment to the stockholders for approval.

  The purpose of new Article VII is to prohibit acquisition or holding of the Company's capital stock by entities that could result in the imposition of a penalty tax on the Company or endanger the tax status of real estate mortgage investment conduits or taxable mortgage pools in which the Company has an interest. The types of entities that would be affected by this amendment are generally governmental entities or any other organization that is exempt from federal income taxation. The text of Article VII as proposed to be added to the Certificate of Incorporation is set forth in Appendix A hereto.

  The Board of Directors is recommending this amendment to the stockholders in order to avoid adverse tax consequences to the Company. This proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock. If the stockholders approve this amendment, the Company intends to file a Certificate of Amendment with the Secretary of State of the State of Delaware to effect the amendment promptly after the Annual Meeting. In accordance with Delaware law and notwithstanding approval of the amendment by the stockholders, at any time prior to the filing of the Certificate of Amendment, the Board of Directors of the Company may, in its discretion, abandon the proposed amendment without further action by the stockholders.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED ADDITION OF ARTICLE VII TO THE CERTIFICATE OF INCORPORATION.

                                 PROPOSAL FOUR

                   APPROVAL OF THE 1994 STOCK INCENTIVE PLAN

  At the annual meeting, stockholders will be asked to approve the Company's 1994 Stock Incentive Plan (the "Plan" or the "1994 Plan"), adopted by the Board of Directors on March 31, 1994, which authorizes 1,600,000 (subject to adjustments under the Plan) shares of the Company's common stock, $0.01 par value, for issuance under the Plan. The closing price of the Company's common stock on March 29, 1994 was $10.625.

  This summary of the material terms of the Plan is qualified in its entirety by the full text of the Plan, a copy of which is available for review at the principal executive offices of the Company and will be furnished to stockholders without charge upon written request directed to Investor Relations, Countrywide Mortgage Investments, Inc., 155 North Lake Avenue, P.O. Box 7137, Pasadena, CA 91109-7137 (telephone: (818) 304-7523).

DESCRIPTION OF PLAN

  The purposes of the Plan are to promote the interests of the Company and its stockholders, to improve the long-term financial performance of the Company, and to attract and retain outside directors, members of management and key individuals who provide services to the Company, by providing competitive financial incentives related to equity interests in the Company. The Plan consists of two separate components: the Staff Program under which options (both incentive and nonqualified), stock appreciation rights, restricted stock, stock bonuses, dividend equivalents and certain other performance and incentive share related awards (collectively, "Staff Awards") may be granted to officers (including directors who are officers), employees and certain consultants and other individuals who perform significant services for the Company; and the Director Program under which nonqualified options ("Director Options") will be automatically granted to non-employee directors. Messrs. David S. Loeb and Angelo R. Mozilo are eligible for Staff Awards. All other directors are eligible only for the Director Options.

  The Staff Program does not prescribe limitations on the price of awards (except that stock options may not be granted at less than fair market value on the date of grant) or require minimum holding periods or vesting periods, nor does it require termination of benefits following specific periods after termination of employment. To the extent such restrictions are deemed appropriate by the Compensation Committee of the Board of Directors (the "Committee") to a particular type of award, to particular individuals, or in particular circumstances, such restrictions will be included in the respective award agreements. In addition to the specific types of benefits noted above, new forms of performance incentive benefits related to stock, but based on actual earnings results relative to pre-established targets, may also be granted to officers under the Plan and will be applied to the Director Options after 1994.

 Administration

  The Director Program is a formula plan and, to the maximum extent feasible, self-effectuating.

  The Staff Program will be administered by the Committee. The Board of Directors has delegated to the Committee complete administrative authority with respect to the Staff Program, including the authority to grant (and amend) any award or combination of stock options, stock appreciation rights, restricted or performance stock, stock bonuses, dividend equivalents, performance awards and other stock related benefits, payable in stock and/or cash.

 Eligibility

  Persons eligible to receive awards under the Staff Program include officers of the Company and its subsidiaries and certain other individuals, including employees, who perform services for the Company and its subsidiaries of a nature similar to those performed by employees, such as agents and consultants. The Staff Program, however, does not require any participant to remain in the continuous employ of the Company or to serve for any particular period of time. Although the Company does not currently have any direct employees (see "Executive Compensation--General"), 22 officers of the Company are, and approximately 40 employees of the Manager may be, considered eligible under the Staff Program at the present time, subject to the power of the Committee to determine all eligible employees and other persons (other than ineligible directors) to whom awards will be granted.

  Persons entitled to Director Options include each director who is not an officer or employee of the Company or any subsidiary ("Non-Officer Director"). At present there are three Non-Officer Directors of the Company. Non-Officer Directors are not eligible under the Staff Program. Directors who are officers or employees of the Company or a subsidiary are eligible to receive awards only under the Staff Program.

  The maximum number of shares subject to stock options or other stock awards which may be granted under the Staff Program to any eligible individual under the Staff Program in any year may not exceed 150,000 (100,000 subject to options and SARs, as defined below), subject to adjustment. The Staff Program limit of 1,600,000 on the maximum amount of shares that may be issued under the Plan includes shares underlying certain derivative securities payable in cash (such as where the cash amount is determined by share value). The Plan is not exclusive. A person who holds an award may be granted additional awards under the Plan or under other plans or by appropriate authorization of the Board or the Committee without reference to a specific plan. Employees (including officers) of the Manager also may be granted options or other awards under plans of the Manager or its parent.

  The Committee may grant to a holder of an award under the Staff Program, if he or she is otherwise eligible and (where consent is required) consents, a new or modified award in lieu of an award previously granted with respect to a number of shares, at an exercise price and for a length of time, which is greater or lesser than that under the earlier award, or may do so by cancellation and regrant, amendment, substitution or otherwise, subject only to the general limitations of the Plan or under applicable law.

  In determining the persons to whom awards will be granted and the amount of the awards, the Committee typically will consider the responsibilities and contributions of such persons, their other compensation, other factors deemed relevant in light of the type of award under consideration and the purposes of the Plan, as well as applicable legal requirements.

  Options and similar rights, as well as restricted shares or other awards (prior to vesting), will be non-transferrable, with limited exception.

 Staff Program

  The Staff Program provides that the Committee may grant any combination of stock options, restricted or performance stock, cash and stock bonuses, stock appreciation rights, dividend equivalents, performance awards and other stock related benefits. Each grant will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

  Stock options provide for the right to purchase Common Stock at a price which may not be less than fair market value on the effective date of the grant. Options may be granted, typically without any specific consideration but subject to vesting limitations, for a term which may not exceed five years. Incentive stock options, if used, will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, but may be subsequently modified to disqualify them from such treatment.

  Stock appreciation rights (individually "SAR", collectively "SARs") may be granted in connection with stock options and other awards, or separately. SARs granted by the Committee in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of the Company's common stock over the exercise price of the related option or other awards but may also or alternatively be based upon criteria such as book value or earnings. The SARs may provide that the holder of the SARs may exercise the SAR and/or the option or other awards in whole or in part. The Committee may elect to pay SARs in cash or in common stock or in a combination of cash and common stock. SARs limited to change in control situations or other extraordinary events are also authorized.

  Restricted and unrestricted stock may be awarded or sold to eligible participants under the Plan for such lawful consideration with a value not less than the par value per share and subject to such restrictions as may be determined by the Committee. Restricted stock typically will be subject to return to the Company if the applicable restrictions (which may include the lapse of time, performance criteria or other factors) do not lapse within a period not to exceed five years and generally will be nontransferable until such restrictions lapse. Recipients of restricted stock, unlike recipients of options, may have voting rights and receive dividends on the shares prior to the time when the restrictions lapse.

  Performance awards may be granted by the Committee on an individual or group basis. Generally, these awards, if granted in the future, will be based upon specific agreements and may be paid in cash or in common stock or in a combination of cash and common stock. Performance awards may include "phantom" stock awards that provide for payments based upon increases in the price or value of the Company's common stock over a predetermined period. These awards do not involve the issuance of Company stock but are hypothetical stock "units" which are granted to a participant and upon which the value of any incentive award will be calculated. Performance awards may also include cash and stock bonuses which may be granted by the Committee on an individual or group basis and which may be payable in cash or in common stock or in a combination of cash and common stock. Other performance-based awards for executive officers only, the vesting of which will depend on net earnings results relative to pre-established targets, are also contemplated by the Plan. No specific targets or awards have yet been made. Such awards would be designed to respond to recent tax law changes affecting the deductibility of certain executive compensation, if these changes were to become significant to the Company. The maximum number of shares subject to such awards could not exceed 100,000 shares for any individual and the maximum value granted in any year would be limited to 100% of the individual's base salary. (See "Tax Consequences of the Plan--Section 162(m) Limits.")

  Dividend equivalents may be credited to a participant's account. They represent the value of dividends per share paid by the Company, calculated with reference to the number of shares, units or stock appreciation equivalents held by the participant, and may be payable in cash or shares, as determined by the Committee.

  The Committee may approve any combination of payment in cash or common stock to any participant in respect of any performance or incentive award under the Plan and may approve a payment in common stock, or an option or other right to purchase common stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation otherwise payable to an eligible employee.

 Director Program

  Each Non-Officer Director will be granted automatically on June 1, 1994, subject to shareholder approval of the Plan, a under the Non-Officer Director Program to purchase 30,000 shares of the Company's common stock at the then fair market value of such shares. On the first business day in June in each calendar year during the term of the Plan, commencing in June 1995, there will be granted automatically a Director

Option to each Non-Officer Director then in office to purchase the number of Common Shares equal to 30,000 multiplied by a fraction, the numerator of which is the earnings per share of the Common Stock (on a fully diluted basis) of the Company for the fiscal year of the Company ended immediately before the date of grant of the Director Option (as reported in the audited Financial Statements included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, but in no event less than zero) (the "EPS Numerator Amount") and the denominator of which is the greater of (x) in 1995, $1.00; in 1996, $1.15; in 1997, $1.32; and in 1998, $1.52; and (y) the EPS Numerator
Amount for the fiscal year of the Company ended immediately before the fiscal year whose results are included in the EPS Numerator Amount in the applicable year. No non-employee director will receive Director Options to purchase more than 50,000 shares in any calendar year. The purchase price per share of common stock covered by each such option, payable in cash and/or shares (at then fair market value), is the fair market value of the Common Stock on the date the option is granted. The options are fully exercisable the first anniversary of the date of grant, and, unless earlier terminated, terminate five years after they are granted, or upon any earlier liquidation of the Company.

  If a director's services as a Board member are terminated as a result of death, disability, or retirement after five years of service, options will become immediately exercisable in full for a period of one year or until the expiration of the stated term of the option, whichever period is shorter. If a non-employee director's services are terminated for any other reason (including by retirement after fewer than five years of service), the Option will be exercisable for a period of three months or the balance of the Option's term, whichever period is shorter.

  The Plan provides for full vesting and acceleration of exercise dates of the Director Options in the event of and in certain circumstances prior to a change of control of the Company. A change of control occurs under the Plan when 50% or more of the Common Stock of the Company is acquired without Board approval by any entity or group, or the shareholders approve a dissolution or liquidation of the Company, or a reorganization, merger or consolidation as a result of which the stockholders of the Company immediately prior to such event own securities with less than 50% of the voting power of the surviving corporation, or sale of substantially all or all of the assets of the Company as an entirety to another entity, or there is a change in the majority of the Board during any 24-month period without approval of a majority of the directors then still in office who were directors at the beginning of such period (including for these purposes, new directors whose election or nomination was so approved).

 Miscellaneous Provisions

  The Plan contains provisions relating to adjustments for certain changes in the Company's capitalization or Common Stock or upon certain specified events. The number and type of shares or other securities, cash or other property that may be acquired under the Plan, share limits (individual and otherwise), the EPS and fixed dollar amounts, the maximum number and type of shares or other securities that may be delivered pursuant to awards, and such other terms as are necessarily affected by such specified events are subject to adjustment in the event of a reorganization, merger, recapitalization, stock split, stock dividend, consolidation, restructuring or similar events. Adjustments relating to Director Options may only be based on objective criteria and must be approved by stockholders or otherwise consistent with the treatment of stockholders generally in respect of their shares.

  In addition, the Plan generally provides for full vesting and acceleration of exercise dates of awards under the Staff Program in the event of a change of control of the Company (as defined above), although the Committee may limit the duration of such acceleration of Staff Awards.

  The Plan permits the payment of the option or award price at the Committee's discretion in cash or with shares of the Company's common stock valued at their fair market value or a combination of shares and cash. Other lawful consideration, which may include (for example) a note (under any award financing plan that may be available or as otherwise approved by the Committee), services, or cash compensation offset, may also be applied to the purchase or exercise price of an award under the Staff Program, to the extent so authorized by the Committee.

  Shares held by a participant other than a Non-Officer Director may also be used to discharge tax withholding obligations related to exercise of options or receipt of other awards, to the extent authorized by the Committee. In addition, the Committee may grant under the Staff Program a cash bonus in the amount of any tax related to awards.

  The authority to grant new options or awards under the Plan will terminate on March 31, 1999, unless it is extended or terminated prior to that time by the Board of Directors. The termination of the Plan will not affect rights of participants which accrued prior to such termination. The Board may, without stockholder approval, suspend or amend the Plan at any time, and the Committee may, with the consent of a holder, substitute awards or modify the terms and conditions of an outstanding award, to, among other changes, extend the term (subject to the maximum five-year term limit), reduce the price (but not, in the case of options, below the then market price), accelerate exercisability or vesting or otherwise preserve benefits of the award. The Plan provides that amendments require stockholder approval only to the extent required by applicable law. However, to obtain the benefits of Rule 16b-3 as adopted by the SEC stockholder approval is required to materially increase the maximum number of shares which may be delivered pursuant to awards granted under the Plan, materially increase the benefits accruing to participants under the Plan or materially change the requirements as to the eligibility to participate in the Plan. Amendments to the Plan that are permitted without stockholder approval could increase the costs to the Company of the Staff Program.

  Shares subject to awards that expire or terminate or otherwise do not vest for any reason are available for subsequent awards under the Plan. Certain cash awards under the Plan do not reduce the number of available shares under the Plan.

TAX CONSEQUENCES OF THE PLAN

  The federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion which deals with the general tax principles applicable to the Plan. State and local tax consequences are beyond the scope of this summary.

 Nonqualified Stock Options

  No taxable income will be realized by an optionee upon the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the optionee will realize ordinary income in an amount measured by the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will be entitled to a corresponding deduction. Upon a subsequent disposition of the shares, the participant will realize short-term or long-term capital gain or loss. The Company will not be entitled to any further deduction at that time.

 Incentive Stock Options

  An optionee who receives an incentive stock option will not be treated as receiving taxable income upon the grant of the option or upon the exercise of the option, provided the exercise occurs, in general, during employment or within three months after termination of employment. However, any appreciation in share value after the date of grant will be an item of tax preference at the time of exercise in determining liability for the alternative minimum tax. If stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the option nor within one year after the date of exercise, any gain or loss resulting from disposition of the stock will be treated as long-term capital gain or loss. If stock acquired upon exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a "disqualifying disposition"), the optionee will realize ordinary income in the year of such disposition in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price or, if less, the excess of the amount realized on the disqualifying disposition over the exercise price. Any remaining gain will be taxed at capital gains rates.

  The Company will not be entitled to any deduction as a result of the grant or exercise of an incentive stock option, or on a later disposition of the stock received, except that in the event of a disqualifying disposition the Company will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

 Restricted Stock

  The recipient of restricted stock will recognize ordinary income equal to the excess of the fair market value of the restricted stock at the time the restrictions lapse over the amount, if any, which the recipient paid for the restricted stock. However, the recipient may elect, within 30 days after the date of receipt, to report the fair market value of the stock as ordinary income at the time of receipt. The Company may deduct an amount equal to the income recognized by the recipient at the time the recipient recognizes the income.

  The tax treatment of restricted stock which is disposed of will depend upon whether the recipient made an election to include the value of the stock in income when awarded. If the recipient made such an election, any disposition after the restrictions lapse will result in a long-term or short-term capital gain or loss depending upon the period the restricted stock is held. If, however, such election is made and for any reason the restrictions imposed on the restricted stock fail to lapse, the individual will not be entitled to a deduction. If an election is not made, disposition after the lapse of restrictions will result in short-term or long-term capital gain or loss equal to the difference between the amount received on disposition and the greater of the amount paid for the stock by the recipient or its fair market value at the date the restrictions lapsed.

 Stock Appreciation Rights

  At the time of receiving a SAR, the participant will not recognize any taxable income. Likewise, the Company will not be entitled to a deduction for the SAR. Upon the exercise of a SAR, the participant will generally recognize ordinary income in an amount equal to the cash and/or fair market value of the shares received. If a participant receives stock, then the amount recognized as ordinary income becomes the participant's tax basis for determining gains or losses (taxable either as short-term or long-term capital gain or loss, depending on whether or not the shares are held for more than one year) on the subsequent sale of such stock. The holding period for such shares commences as of the date ordinary income is recognized. The Company will be entitled to a deduction in the amount and at the time that the participant first recognizes ordinary income.

 Performance Awards

  A participant who has been granted a performance award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or shares, the participant will have ordinary income, and the Company will have a corresponding deduction. The measure of such income and deduction will be the amount of cash and the fair market value of the shares at the time the award is paid.

 Dividend Equivalents

  A recipient of a dividend equivalent award will not realize taxable income at the time of grant and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant will recognize ordinary income, and the Company will be entitled to a deduction. The measure of the income and deduction will be the amount of cash and the fair market value of the shares at the time the dividend equivalent award is paid.

 Stock Payments and Bonuses

  A participant who receives a stock bonus, or a stock payment in lieu of a cash payment, will be taxed at the value of the stock on the date of award, and the Company will have a deduction in the same amount.

 Special Rules Governing Persons Subject to Section 16(b)

  Under the federal tax law, special rules may apply to participants in the Plan who are subject to the restrictions on resale of the Company's common stock under Section 16(b) of the Securities Exchange Act of 1934. These rules, which effectively take into account the Section 16(b) restrictions, apply in limited circumstances and may affect the timing and/or amount of income recognized by these persons with respect to certain stock-based awards under the Plan.

 Accelerated Payments

  If, as a result of certain changes in control of the Company, a participant's options or SARs become immediately exercisable, or if restrictions immediately lapse on restricted stock, or if shares covered by a performance award are immediately issued, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." The additional value will be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the change in control, equals or exceeds a threshold amount equal to 300% of the participant's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs. In such case, the excess of the total parachute payments over such participant's average annual taxable compensation will be subject to a 20% non-deductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax. The Plan includes limitations on parachute payments.

 Section 162(m) Limits

  Notwithstanding the foregoing discussion of the deductibility of compensation under the Plan by the Company, recent tax legislation added new
Section 162(m) to the Code which would render non-deductible to the Company certain compensation to certain persons required to be named in the Summary Compensation Table ("Named Executive Officers") in excess of $1,000,000 in any year (to the extent Section 162(m) applies to such persons) unless such excess compensation is performance-based (as defined) or is otherwise exempt from these new limits on deductibility. The applicable conditions of an exemption for performance-based compensation plans include, among others, a requirement that the stockholders approve the material terms of the plans. The Plan has been adopted by the Committee subject to stockholder approval. Although the Company believes that options granted under the Plan will be and certain performance awards under the Plan may be exempt from such limits as performance based compensation in any event, other awards under the Plan would not be, if the aggregate compensation of a covered officer would exceed such limit and it were deemed applicable to the Company. No assurances can be given that the applicable law or regulations will not apply to the Company or that compensation (other than certain market-priced options) under the Plan to such persons under will be deductible to the Company.

SPECIFIC BENEFITS

  No Awards have been made under the Plan. If the Plan had been in effect during 1993 and the Director Options had then been granted, each of Messrs. Granley, Kearns and Napolitano would have received an option to purchase 30,000 shares at a price of $5.875 per share, the market price on June 1. Specific benefits after 1994 are based on the formula and are not presently determinable; but Director Options may not in any year exceed 50,000 shares per eligible director. For example, in 1995, each eligible director will receive a Director Option for more or less than 30,000 shares based on the extent to which the Company's net earnings per share (on a fully diluted basis) in 1994 is more or less than $1.00 per share, subject to certain adjustments. A maximum of 690,000 shares (subject to adjustments under the Plan) may be delivered to existing Non-Officer Directors on exercise of Director Options to be granted under the Plan.

  The following table sets forth the number of shares subject to options that would have been granted during fiscal 1993 to Non-Officer Directors and to officers, assuming that the 1994 Plan had been in effect during fiscal 1993 and that all stock options granted under the Company's existing 1985 Stock Option Plan (as amended) to officers during fiscal 1993 had been granted instead under the 1994 Plan. The amounts shown below are not necessarily indicative of the amounts which may be granted in any future period under the 1994 Plan.

                            FIRST YEAR PLAN BENEFITS

                                                               NUMBER OF SHARES
NAME AND POSITION                                             SUBJECT TO OPTIONS
- -----------------                                             ------------------
David S. Loeb, Chairman and CEO..............................       25,000
Angelo R. Mozilo, Vice Chairman and President................       25,000
Michael W. Perry, Senior Vice President and COO..............       20,000
Eric P. Sieracki, First Vice President and CFO...............       15,000
Executive Officers as a Group (10 persons)...................      100,000
Non-Officer Directors as a Group (3 persons).................       90,000
All Officers Excluding Executive Officers....................       21,000

RELATIONSHIP TO 1985 PLAN

  If the 1994 Plan is approved by stockholders, the 1985 Plan will remain in effect with respect to persons other than Non-Officer Directors. The 1985 Plan will expire, however, on July 19, 1995 and thereafter no options can be granted under the 1985 Plan although such expiration has no effect on then outstanding options under that Plan. As of March 29, 1994, there were 23,750 shares available for additional grants under the 1985 Plan, plus such number of shares as become available after that date and before July 19, 1995 as a result of the termination of options outstanding on March 29, 1994. No outstanding options are scheduled to expire before July 19, 1995.

VOTE REQUIRED

  Approval of the Plan requires the affirmative vote of holders of a majority of the shares present or represented and entitled to vote on the matter at the meeting. The total votes cast on the proposal must represent over 50% of the shares entitled to vote on the proposal. The Plan was adopted by the Board, subject to stockholder approval.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE 1994 STOCK INCENTIVE PLAN.

                                 PROPOSAL FIVE

               APPROVING THE SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors has selected the accounting firm of Grant Thornton to audit the Company's financial statements for the year ending December 31, 1994. Grant Thornton has acted as the independent accounting firm for the Company since 1985. In accordance with a resolution of the Board of Directors, this selection is being presented to stockholders for ratification at this meeting. The affirmative vote of a majority of the votes cast at the Annual Meeting is necessary for ratification. A representative of Grant Thornton will be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so and will be available to respond to appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF GRANT THORNTON AS THE INDEPENDENT ACCOUNTANTS.

                                 OTHER MATTERS

  The Board of Directors knows of no matters other than those listed in the attached Notice of Annual Meeting which are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will vote all proxies given to them in accordance with their best judgment on such matters.

                          ANNUAL REPORT AND FORM 10-K

  The 1993 Annual Report to Stockholders containing the consolidated financial statements of the Company for the year ended December 31, 1993 accompanies this proxy statement.

  STOCKHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1993 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT THE ACCOMPANYING EXHIBITS, BY WRITING TO INVESTOR RELATIONS, COUNTRYWIDE MORTGAGE INVESTMENTS, INC., 155 NORTH LAKE AVENUE, P.O. BOX 7137, PASADENA, CALIFORNIA 91109-7137. A LIST OF EXHIBITS IS INCLUDED IN THE FORM 10-K, AND EXHIBITS ARE AVAILABLE FROM THE COMPANY UPON THE PAYMENT TO THE COMPANY OF THE COSTS OF FURNISHING THEM.

                             STOCKHOLDER PROPOSALS

  Any proposal that a stockholder wishes to present for consideration at the 1995 annual meeting must be received by the Company no later than December 2, 1994, in order to be included in the proxy statement and form of proxy for that annual meeting. Proposals should be directed to the Secretary of the Company.

                                          By Order of the Board of Directors

                                          /s/ SANDOR E. SAMUELS
                                          Sandor E. Samuels
                                          Secretary

Dated: April 1, 1994

                                                                      APPENDIX A
                                  ARTICLE VII

                 ACQUISITION OF SHARES BY CERTAIN ORGANIZATIONS

  Section 1. Whenever it is deemed by the Board of Directors to be prudent in avoiding

    (a) the direct or indirect imposition of a penalty tax on the Corporation (including the imposition of an entity-level tax on one or more real estate mortgage investment conduits ("REMICs") or one or more taxable mortgage pools in which the Corporation has acquired or plans to acquire an interest) or

    (b) the endangerment of the tax status of one or more REMICs or one or more taxable mortgage pools in which the Corporation has acquired or plans to acquire an interest,

the Board of Directors may require to be filed with the Corporation a statement or affidavit from any holder or proposed transferee of capital stock of the Corporation stating whether the holder or proposed transferee is

      (i) the United States, any state or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of the foregoing, or any other organization that is exempt from federal income taxation (including taxation under the unrelated business taxable income provisions of the Code) (a "Disqualified Organization") or

      (ii) a partnership, trust, real estate investment trust, regulated investment company, or other pass-through entity in which a Disqualified Organization holds or is permitted to hold a direct or indirect beneficial interest (a "Pass-Through Entity").

Any contract for the sale or other transfer of shares of capital stock of the Corporation shall be subject to this provision. Furthermore, the Board of Directors shall have the right, but shall not be required, to refuse to transfer any shares of capital stock of the Corporation purportedly transferred, if either

    (a) a statement or affidavit requested pursuant to this Section 1 has not been received, or

    (b) the proposed transferee is a Disqualified Organization or Pass-Through Entity.

  Section 2. Any acquisition of shares of capital stock of the Corporation that could or would

    (a) result in the direct or indirect imposition of a penalty tax on the Corporation (including the imposition of an entity-level tax on one or more REMICs or one or more taxable mortgage pools in which the Corporation has acquired or plans to acquire an interest) or

    (b) endanger the tax status of one or more REMICs or one or more taxable mortgage pools in which the Corporation has acquired or plans to acquire an interest shall be void ab initio to the fullest extent permitted under applicable law and the intended transferee of the subject shares shall be deemed never to have had an interest therein.

  If the foregoing provision is determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the transferee of those shares shall be deemed, at the option of the Corporation, to have acted as agent on behalf of the Corporation in acquiring those shares and to hold those shares on behalf of the Corporation.

  Section 3. Whenever it is deemed by the Board of Directors to be prudent in avoiding

    (a) the direct or indirect imposition of a penalty tax on the Corporation (including the imposition of an entity-level tax on one or more REMICs or one or more taxable mortgage pools in which the Corporation has acquired or plans to acquire an interest) or

    (b) the endangerment of the tax status of one or more REMICs or one or more taxable mortgage pools in which the Corporation has acquired or plans to acquire an interest,

the Corporation may redeem shares of its capital stock.

  Any such redemption shall be conducted in accordance with the procedures set forth in Section 6 of Article VI.

  Section 4. Nothing contained in this Article or in any other provision hereof shall limit the authority of the Board of Directors to take any and all other action as it in its sole discretion deems necessary or advisable to protect the Corporation or the interests of its stockholders by avoiding

    (a) the direct or indirect imposition of a penalty tax on the Corporation (including the imposition of an entity-level tax on one or more REMICs or one or more taxable mortgage pools in which the Corporation has acquired or plans to acquire an interest) or

    (b) the endangerment of the tax status of one or more REMICs or one or more taxable mortgage pools in which the Corporation has acquired or plans to acquire an interest.

  Section 5. If any provision of this Article or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall be affected only to the extent necessary to comply with the determination of that court.

                     COUNTRYWIDE MORTGAGE INVESTMENTS, INC.
                           1994 STOCK INCENTIVE PLAN


     1.  Purpose of Plan.  The purpose of this 1994 Stock Incentive Plan
         ---------------
("Plan") of Countrywide Mortgage Investments, Inc., a Delaware corporation (the
  ----
"Company") is to enable the Company and any subsidiaries to attract, retain and
 -------
motivate their employees, consultants, agents, officers and directors by providing incentives related to equity interests in and the financial performance of the Company.

     2.  Persons Eligible Under Plan.  Any person, including any director of the
         ---------------------------
Company, who is an officer or employee of the Company or any subsidiary or an individual who performs services for the Company or any subsidiary of a nature similar to those performed by officers or employees, such as consultants and agents (any of the foregoing, "Employee") shall be eligible to be considered for
                               --------
the grant of an Award (as defined in Section 5 below) or Awards under Section 5 of this Plan. No member of the Board of Directors of the Company (the "Board")
                                                                        -----
who is not an officer or employee of the Company or any subsidiary (a "Non-
                                                                       ---
Officer Director") shall be eligible to receive any Awards under this Plan,
- ----------------
except for nonqualified stock options granted automatically under the provisions of Section 11 ("Director Options").
                ----------------

     3.  Stock Subject to Plan.
         ---------------------

               (a)  ISO Limit.  The maximum number of Common Shares, $0.01 par
                    ---------
     value per share, of the Company (the "Common Shares") that may be issued
                                           -------------
     pursuant to options qualified as incentive stock options ("Incentive Stock
                                                                ---------------
     Options") under Section 422 of the Internal Revenue Code of 1986, as
     -------
     amended (the "Code") granted under this Plan is 1,000,000, subject to
                   ----
     adjustment as provided in or pursuant to Section 7 hereof.

               (b)  Aggregate/Individual Share Limit.  The maximum number of
                    --------------------------------
     Common Shares that may be issued pursuant to all Awards (including Incentive Stock Options) granted under this Plan, other than Common Shares that are issued pursuant to Awards and subsequently reacquired by the Company pursuant to the terms and conditions of such Awards ("Reacquired
                                                                   ----------
     Common Shares"), is 1,600,000, subject to adjustment as provided in or
     -------------
     pursuant to Section 7 or 11 hereof and as may be required by Rule 16b-3 under Section 16 ("Rule 16b-3") of the Securities Exchange Act of 1934, as
                        ----------
     amended (the "Exchange Act") (such maximum number, as so adjusted, shall be
                   ------------
     referred to as the "Share Limit").  Notwithstanding anything contained
                         -----------
     herein to the contrary, the aggregate number of Common Shares subject to options and stock appreciation rights granted during any calendar year to any individual shall be limited to 100,000 and the maximum individual limit on the number of shares in the aggregate subject to all Awards under this Plan granted during any calendar year shall be 150,000.

               (c)  Share Reservation.  No Award may be granted under this Plan
                    -----------------
     unless, on the date of grant, the sum of (i) the maximum number of Common Shares issuable at any time pursuant to such Award, plus (ii) the number of Common Shares that have previously been issued pursuant to Awards granted under this Plan, other than Reacquired Common Shares available for reissue consistent with any applicable limitations under Rule 16b-3, plus (iii) the maximum number of Common Shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit.

               (d) Provisions for Certain Cash Awards.  The maximum number of
                   ----------------------------------
     Awards payable solely in cash under the Plan that would constitute derivative securities but for the exclusion in Rule 16a-1(c)(3)(i) under the Exchange Act ("Cash Only Awards"), to the extent paid in cash, shall be
                        ----------------
     based upon the number of shares referenced for purpose of determining the value or price of the Cash Only Award and shall not, together with the number of shares previously issued and subject to then outstanding Awards payable (or deemed payable) in shares under this Plan, exceed 1,600,000 (plus the number of Reacquired Common Shares available for reissue consistent with the provisions of clause (e) below), subject to adjustments under Section 7 and 11.

               (e) Reissue of Awards and Shares. Cash Only Awards and other
                   ----------------------------
     Awards payable in cash or payable in cash or shares that are forfeited or for any reason are not so paid under this Plan, as well as Common Shares subject to Awards that expire or for any reason are terminated and are not issued or constitute Reacquired Common Shares, shall again, except to the extent prohibited by Rule 16b-3 or applicable law, be available for subsequent Awards under the Plan. Except as limited by Rule 16b-3, if an Award is or may be settled only in cash and satisfies the requirements for exemption under Rule 16b-3 or for exclusion from the definition of derivative security under Rule 16a-1(c)(3)(ii), such Award need not be counted against any of the limits under this Section 3.

               (f)  Fractional Shares/Minimum Issue.  Fractional share interests
                    -------------------------------
     shall be disregarded, but may be accumulated. No fewer than 100 Common Shares may be purchased on exercise of any option granted under this Plan ("Option") at one time unless the number purchased is the total number at
       ------
     the time available for purchase under the Option.

               (g) Privileges of Stock Ownership.  Except as otherwise expressly
                   -----------------------------
     authorized by this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock subject to an Option granted under this Plan prior to the satisfaction of all conditions to the valid exercise of the Option.

          4.   Administration of Plan.
               ----------------------

               (a)  The Committee.  Except for the provisions of Section 11
                    -------------
     (which to the maximum extent feasible shall be self-effectuating), this Plan shall be administered by a committee of the Board (the "Committee")
                                                                  ---------
     consisting of two or more directors, each of whom is a "disinterested
                                                             -------------
     person", as such term is defined in Rule 16b-3.
     ------

               (b)  Powers of the Committee.  Subject to the express provisions
                    -----------------------
     of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

                    (i) adopt, amend and rescind rules and regulations relating to this Plan;

                    (ii)  determine which persons meet the requirements of
          Section 2 hereof for eligibility under this Plan and to which of such eligible persons, if any, Awards will be granted hereunder;

                    (iii) grant Awards to eligible persons and determine the terms and conditions thereof, including but not limited to the number of Common Shares issuable pursuant thereto, the time not more than five (5) years after the date of an Award at which time the Award shall expire or (if not vested) terminate and the conditions upon which Awards become exercisable or vest or shall expire or terminate, and the consideration, if any, to be paid upon receipt, exercise or vesting of Awards;

                    (iv) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof;

                    (v) interpret and construe this Plan and the terms and conditions of any Award granted under Section 5, whether before or after the date set forth in Section 6; and

                    (vi) determine the circumstances under which, consistent with the provisions of Section 8, any outstanding Award under Section 5 may be amended;

which authority (except as to clause (ii) and (iii) above) shall remain in effect so long as any Award remains outstanding under this Plan.

               (c)  Specific Committee Responsibility and Discretion Regarding
                    ----------------------------------------------------------
     Awards.  Subject to the express provisions of this Plan, the Committee, in
     ------
     its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under Section 5 of this Plan, which terms and conditions may include, subject to such limitations as the Committee may from time to time impose, among other things, provisions that:

                    (i) permit the recipient of such Award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Shares or other property issuable pursuant to such Award, or such recipient's tax withholding obligation upon such issuance or in respect of such Award or Shares, in whole or in part, by any one or more of the following:

                         (A) the delivery of previously owned shares of capital stock of the Company (including shares acquired as or pursuant to Awards) or other property,

                         (B) a reduction in the amount of Common Shares or other property otherwise issuable pursuant to such Award, or

                         (C) the delivery of a promissory note, under any applicable financing plan or on such other the terms and conditions, as in either case authorized by the Committee, consistent with applicable law;

                    (ii) accelerate the receipt of benefits pursuant to such Award upon the occurrence of specified events, including, without limitation, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 hereof, or in other circumstances or upon the occurrence of other events as deemed appropriate by the Committee;

                    (iii)  qualify such Award as an Incentive Stock Option;

                    (iv) extend the exercisability or term of any or all such outstanding Awards, change the price of any or all such outstanding Awards or otherwise change previously imposed terms and conditions, in the specified events described in clause (ii) above or in other circumstances or upon the occurrence of other events as deemed appropriate by the Committee, in each case subject to Section 8;

                    (v) authorize the conversion, succession or substitution of outstanding Awards under Section 5 upon the occurrence of an event of the type described in Section 7, or in other circumstances or upon the occurrence of other events as deemed appropriate by the Committee; and/or

                    (vi) provide for automatic grants of Awards or successive Awards.

               (d) Binding Determinations.  Any action taken by, or inaction
                   ----------------------
     of, the Company, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or officer of the Company shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself.

               (e) Reliance on Experts.  In making any determination or in
                   -------------------
     taking or not taking any action under this Plan, the Board and the Committee may obtain and may rely upon the advice of experts, including professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

               (f) Delegation.  The Committee may delegate ministerial, non-
                   ----------
     discretionary functions to individuals who are officers or employees of the Company.

          5.   Awards.
               ------

               (a)  Types of Awards.  The Committee, on behalf of the Company,
                    ---------------
     is authorized under this Plan to enter into any type of arrangement with an Employee that is not inconsistent with the provisions of this Plan and that by its terms, involves or might involve the issuance of (i) Common Shares,
     (ii) an option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege at a fixed or variable price related to the Common Shares or other equity securities of the Company and/or the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination of these variables, or
     (iii) any similar security with a value derived from the value of the Common Shares or other equity securities of the Company. The authorization of any such arrangement (including any benefits described in Section 5(d)) is referred to herein as the grant of an Award. The date of grant may be at or after (but not before) the date the Committee authorizes the Award. The Committee may authorize an officer or officers (other than the particular recipient) to execute any or all agreements memorializing any grant of an Award by the Committee under this Plan. All Awards shall be evidenced by a writing ("Award Agreement") executed on behalf of the
                              ---------------
     Company and, if required by the Committee, by the recipient of the Award.


               (b)  Form of Awards.  Awards are not restricted to any specified
                    --------------
     form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, performance restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in any combination or alternative.

               (c)  Special Performance-Based Share Awards.  Without limiting
                    --------------------------------------
     the generality of the foregoing, and in addition to options granted under other provisions of this Section 5, other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"),
                                                 ------------------------
     whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on actual net earnings results (the performance goal) relative to preestablished targeted levels of net earnings, may be granted under this Plan. The specific net earnings target must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to target remains substantially uncertain. Earnings targets may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set. Other types of performance and non-performance awards may also be granted under the other provisions of this Plan.

                    (1)  Eligible Class.  The eligible class of persons for
                         --------------
          Awards under this clause (c) shall be executive officers of the Company. For each executive officer level, a percent will be established ranging from 25 to 100% of base salary level, which will be used in the calculation of the Performance-Based Award under clause
          (c) above.

                    (2) Maximum Award.  In no event will grants be made in any
                        -------------
          fiscal year to a participant under this clause (c) that relate to more than 100,000 shares.

                    (3)  Committee Certification.  Before any Performance-Based
                         -----------------------
          Award under clause (c) is paid, the Committee must certify that the material terms of the Performance-Based Award feature were satisfied.

                    (4)  Terms and Conditions of Awards.  The Committee will
                         ------------------------------
          have discretion to determine the restrictions or other limitations of the individual Awards under clause (c).

               (d)  Price; Consideration; Option Pricing Limit.  Common Shares
                    ------------------------------------------
     may be issued pursuant to an Award for any lawful consideration as determined by the Committee, including, without limitation, cash, Common Shares (valued at then Fair Market Value, as defined in Section 11), or services rendered by the recipient of such Award; provided that no Common
                                                       -------------
     Shares shall be issued for less than the minimum lawful consideration and no option shall be granted with an exercise price that is less than the Fair Market Value of the underlying shares on the date of grant.

               (e)  Cash Awards; Loans.  The Committee shall have the express
                    ------------------
     authority to create, add or include a cash payment or benefit under this Plan, whether in lieu of, in addition to or as an Award or as a component of another type of Award, and to make or authorize loans to finance, or to otherwise accommodate the financing of, the acquisition or exercise of an Award.

               (f)  Transfer Restrictions.  Any Award that constitutes a
                    ---------------------
     derivative security (as defined in Rule 16a-1(c) under the Exchange Act) and that is granted to or held by a person subject to Section 16 of the Exchange Act (a "Section 16 Person") shall be subject to the restrictions
                      -----------------
     on exercisability and on transfer set forth in or pursuant to Rule 16b-3, which restrictions are incorporated herein by this reference.

               (g)  Tax Withholding.  Upon the issuance of shares, the payment
                    ---------------
     of cash or any other taxable event in respect of an Award under this Plan, such number of shares or amount of cash or other consideration, as the case may be, otherwise issuable or payable may be reduced by the amount necessary to satisfy the minimum applicable tax withholding requirements imposed on the Company or any subsidiary in respect of such Award or event, all to the extent and in such manner as the Committee may determine. The participant shall have no discretion as to whether such shares or amount will or will not be withheld by the Company; and, if the withholding offset is not mandatory and automatic, the payment of any such Award shall be subject to the delivery (or provision for delivery) to the Company of the full amount due for such withholding in cash equivalent.

          6.   Term of Plan.  No Award shall be granted under this Plan after
               ------------
March 31, 1999. Although Common Shares may be issued after March 31, 1999 pursuant to Awards granted prior to such date, no Common Shares otherwise shall be issued under this Plan after such date. Notwithstanding the foregoing, any Award granted prior to such date may vest or be amended after such date in any manner that would have been permitted prior to such date, except that (except as provided in Section 7) no such amendment shall increase the number of shares subject to or comprising such Award, or extend the final expiration date of the Award or reduce (below the Fair Market Value on the date of the amendment) the exercise price of or under such Award.

          7.   Adjustments and Acceleration.
               ----------------------------

               (a)  Adjustments.  If (i) the outstanding securities of the class
                    -----------   --
     then subject to this Plan (the "outstanding shares") (A) are increased,
                                     ------------------
     decreased, exchanged or converted as a result of a stock split (including a split in the form of a stock dividend), reverse stock split, recapitalization, or similar event or (B) are exchanged for or converted into cash, property or a different number or kind of securities (or if cash, property or securities are distributed in respect of the outstanding shares), as a result of a reorganization, merger, consolidation, exchange, recapitalization, restructuring, or reclassification, or (ii) substantially all of the property and assets of the Company are sold as an entirety, or
     (iii) the Company is liquidated and dissolved, then, the Committee (or, in the case of Director Options, the Board) shall, in such manner and to such extent (if any) as is equitable and appropriate, make proportionate adjustments in (x) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Options and other Awards previously granted under this Plan (and, where applicable, the exercise price thereof so as to maintain the same aggregate exercise price), and (y) the maximum number and type of shares or other securities, cash, or property that may be issued or delivered pursuant to Options (including Incentive Stock Options and Director Options) and other Awards thereafter granted under this Plan, and (z) such other terms as necessarily are affected by such event. In the case of an extraordinary distribution, merger, reorganization, consolidation, combination, sale of assets, exchange, or spin off, the Committee (or the Board, in the case of Director Options) may make provisions for a substitution or exchange of any or all outstanding Options or rights (or for the securities, cash or property deliverable upon exercise of such outstanding Options or rights), based upon the distribution or consideration payable to holders of the Common Shares of the Company upon or in respect of such event; provided, however, that (i) such adjustment and the acting body's
            --------  -------
     actions in respect thereof are based on objective criteria and (in the case of holders subject to Section 16(a) of the Exchange Act) satisfy applicable criteria in respect of anti-dilutive or similar adjustments, substitutions or exchanges, as the case may be, under Rule 16b-3, and, as to Director Options, the provisions of Rule 16b-3(c)(2)(ii), and (ii) such adjustment is approved by shareholders or is otherwise consistent with the effect of such event on shareholders, and (iii) the accuracy of such adjustments is confirmed by the Company's independent auditors.

               (b)  Acceleration.
                    ------------

                    (i)  A "Change in Control" for purposes of this Plan shall
                            -----------------
          mean (u) approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation; (v) approval by the shareholders of the Corporation of an agreement of merger or consolidation, or other reorganization, with or into one or more entities that are not subsidiaries or affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned by shareholders of the Company immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Company's securities from the record date for such approval until such reorganization); (x) approval by the shareholders of the Company of the sale of substantially all of the Company's business and/or assets to a person or entity which is not a subsidiary or other affiliate; (y) any

          "person" (as such term is used in Sections 13(d) and 14(d) of the
          -------
          Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3
                                     ----------------
          under the Exchange Act), directly or indirectly, of securities of the
          Company representing more than 50% of the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of directors of the Company; or (z) during any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new Board member was approved by a vote of at least a majority of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved, but, in the case of successors, without duplication).

                    (ii) Prior to a Change in Control, the Committee may determine in respect of Awards held by Employees that upon or in anticipation of the occurrence of the Change in Control benefits under Awards shall be accelerated only for a limited period of time, not less than a period of time reasonably necessary to realize the benefits of such acceleration nor more than one year after the Change in Control. Unless such a determination is made, then (subject to the last sentence of this clause) upon the occurrence of a Change in Control (x) each Option and Stock Appreciation Right shall become immediately exercisable, (y) Restricted Stock and Performance Restricted Stock shall immediately vest free of restrictions, and (z) each Performance Share Award shall become payable to the Participant;

          provided, however, that in no event shall any Award be accelerated as
          --------  -------
          to any Section 16 Person to a date less than six months after the date of such Award. The Committee may override the limitations on acceleration in this Section 7(b)(ii) by express provision in the Award Agreement or otherwise, and may accord any holder of an Award a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with any applicable regulatory requirements, including without limitation Section 422 of the Code.

                    (iii) Any Awards that are (or but for a holder's rejection of acceleration would have been) accelerated under this Section 7 and that are not exercised or vested prior to a dissolution of the Company or a reorganization event described in Section 7(a) that the Company does not survive shall terminate, provided that if provision has been made, consistent with the terms hereof, for the substitution, exchange or other settlement of Awards, such Awards shall be substituted, exchanged or otherwise settled in accordance with such provision.

                    (iv) Any Awards that are (or but for the holder's rejection of the acceleration would have been) accelerated that are not exercised or vested prior to an abandonment or termination of a transaction subject to shareholder approval that triggered the Change in

          Control (as evidenced by public announcement, Board resolution, execution of documents terminating the transaction, or other action or document objectively confirming such abandonment or termination), shall be restored to their prior status (except for the effects of the passage of time) as if no Change in Control had occurred.

               (c)  Golden Parachute Limitations.  In no event shall an Award be
                    ----------------------------
     accelerated under the Plan to an extent or in a manner which would not be fully deductible by the Company for federal income tax purposes because of
     Section 280G of the Code, nor shall any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program which would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments shall be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

          8.   Amendment and Termination of Plan.  The Board (subject to any
               ---------------------------------
Committee or shareholder approval required under applicable law) may amend or terminate this Plan at any time and in any manner. No amendment or termination of the Plan or change in or affecting any outstanding Award shall deprive in any material respect the recipient without the consent of such recipient, of any of his or her rights or benefits under or with respect to the outstanding Award. Adjustments contemplated by Section 7 shall not be deemed to constitute a change requiring such consent.

          9.   Effective Date of Plan; Shareholder Approval.  This Plan shall be
               ---------------------------------------------
effective as of March 31, 1994, the date upon which it was approved by the Board; provided, however, that no Common Shares may be issued under this Plan until it has been approved by the affirmative votes of the holders of a majority of the Common Shares of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable law.

          10.  Legal Issues.
               ------------

               (a)  Compliance and Choice of Law; Severability.  This Plan, the
                    ------------------------------------------
     granting and vesting of Awards under this Plan and the issuance and delivery of Common Shares and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Company. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan (subject to Section 10(b)) shall continue in effect.

               (b)  Plan Construction.  It is the intent of the Company that
                    -----------------
     this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of recipients who are or may become persons subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed inoperative.

               (c)  REIT Qualification.  Notwithstanding anything contained
                    ------------------
     herein to the contrary, no participant may receive any Common Shares upon the grant, exercise or vesting of an option or right or other Award to the extent it will cause such person to beneficially or constructively own equity shares in excess of the 9.8% of the equity shares of the Company.
     In the event that a participant would be otherwise entitled to claim or seek to exercise any right which upon delivery of Common Shares would cause such participant to beneficially or constructively own equity shares in excess of the ownership limit, the Company shall have the right, notwithstanding any option or right previously granted to the participant, to deliver a check or cash to the participant in lieu thereof.

               (d)  Non-Exclusivity of Plan.  Nothing in this Plan shall limit
                    -----------------------
     or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.

          11.  Non-Officer Director Options
               ----------------------------

               (a)  Participation.  Awards in respect of not more than 690,000
                    -------------
     (subject to adjustment) of the shares authorized under this Plan shall be made under this Section 11 only to Non-Officer Directors and shall be evidenced by an Award Agreement substantially in the form of Exhibit A.

               (b)  Certain Definitions.  The following definitions shall apply
                    -------------------
     to this Section 11:

               "Business Day" shall mean any day, other than Saturday, Sunday or
                ------------
     any statutory holiday in the state of California.

               "Director Option" shall mean an Option granted to a Non-Officer
                ---------------
     Director pursuant to Section 11.

               "Disability" shall mean a "permanent and total disability" within
                ----------
     the meaning of Section 22(e)(3) of the Code.

               "Fair Market Value" on a specified date shall mean (i) if the
                -----------------
     Common Shares are listed or admitted to trade on a national securities exchange, the average of the high and low reported sales prices of the Common Shares on the Composite Tape on such date, as published in the Western Edition of The Wall Street Journal, on the principal national securities exchange on which the Common Shares are so listed or admitted to trade, or, if there is no trading of the Shares on such date, then the average of the high and low reported sales prices of the Common Shares as quoted on such Composite Tape on the next preceding date on which there was trading in such Shares; (ii) if the Common Shares are not listed or admitted to trade on a national securities exchange, the average of the high and low reported prices for the Common Shares on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System (or a similar organization, if the NASD is no longer reporting such information); (iii) if the Common Shares are not listed or admitted to trade on a national securities exchange and are not reported on the National Market Reporting System, the arithmetic mean between the bid and asked prices for the Shares on such date, as furnished by the NASD or a similar organization; or (iv) if the Common Shares are not listed or admitted to trade on a national securities exchange nor reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Board at such time for purposes of this Plan.

               "Retirement" shall mean retirement or resignation as a director
                ----------
     after at least five (5) years service as a director.

               (c) Initial Award.  Persons who are Non-Officer Directors in
                   -------------
     office at the time this Plan is first approved by the shareholders of the Company shall be granted on June 1, 1994 without further action an nonqualified stock option to purchase 30,000 Common Shares. The grant date of such Director Options shall be June 1, 1994.

               (d)  Subsequent Annual Awards.  On the first Business Day in June
                    ------------------------
     in each subsequent calendar year during the term of the Plan, commencing in June 1995, there shall be granted automatically (without any action by the Committee or the Board) a nonqualified stock option (the grant date of which shall be such date in June) to each Non-Officer Director then in office to purchase the number of Common Shares equal to 30,000 multiplied by a fraction, the numerator of which is the earnings per share of Common Stock (on a fully diluted basis) of the Company for the fiscal year of the Company ended immediately before the date of grant of the Non-Officer Director option (as reported in the audited Financial Statements included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), but in no event less than zero) (the "EPS
                                                                        ---
     Numerator Amount") and the denominator of which is (i) in 1995, $1.00, and
     ----------------
     (ii) in each year after 1995, the greater of (x) $1.15 compounded at a rate of 15% per year (i.e., in 1996, $1.15; in 1997, $1.32; and in 1998, $1.52;
     or (y) the EPS Numerator Amount for the fiscal year of the Company ended immediately before the fiscal year used in determining the EPS Numerator Amount. The number 30,000 and the specific dollar amounts herein are subject to adjustment in those events set forth in clause (i) below.

               (e)  Maximum Number of Shares.  Annual grants that would
                    ------------------------
     otherwise exceed the maximum number of shares under Section 3(b) shall be prorated within such limitation. Notwithstanding anything to the contrary contained herein, a Non-Officer Director shall not receive Options for more than 50,000 Common Shares pursuant to this Section 11 in any year.

               (f)  Purchase Price.  The exercise price for Shares under each
                    --------------
     Non-Officer Director option shall be equal to 100% of the Fair Market Value of a Common Share on the date the Director Option is granted. The exercise price of any option granted under this Section shall be paid in full at the time of each purchase in cash equivalent or in Common Shares valued at their Fair Market Value on the date of exercise of such option, or partly in such shares and partly in cash, provided that any such Common Shares
                                        -------------
     used in
     payment shall have been owned by the Non-Officer Director at least six months prior to the date of exercise.

               (g)  Option Period and Exercisability.  Each Director Option
                    --------------------------------
     granted under this Section 11 shall become fully exercisable on the first anniversary of the grant date. Each option granted under this Section 11 and all rights or obligations thereunder shall expire on the earlier of the fifth anniversary of the date of grant or the liquidation or dissolution of the Company and shall be subject to earlier termination as provided below.

               (h)  Termination of Directorship.  If a Non-Officer Director's
                    ---------------------------
     services as a member of the Board of Directors terminate by reason of death, Disability or Retirement, an option granted pursuant to this Section then held by such Non-Officer Director shall immediately become and shall remain exercisable for one year after the date of such termination or until the expiration of the stated term of such option, whichever first occurs. If a Non-Officer Director's services as a member of the Board terminate for any other reason, any portion of an option granted pursuant to this Section which is not then exercisable shall terminate and any portion of such option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the stated term whichever first occurs.

               (i)  Adjustments.  The provisions of this Section 11 and Director
                    -----------
     Options granted hereunder shall be subject to Section 7. If there shall occur any event described in Section 7(a), then in addition to the matters contemplated thereby, the Board shall, in such manner and to such extent (if any) as is appropriate and equitable, proportionately adjust the dollar amounts set forth elsewhere in this Section 11.

               (j)  Acceleration Upon a Change in Control.  Upon the occurrence
                    -------------------------------------
     of a Change in Control referred to in Section 7(b), each Director Option granted under this Section 11 shall become immediately exercisable in full subject to the terms thereof (other than with respect to the Committee's discretion); provided, however, that none of the Director Options granted
                  --------  -------
     under this Section 11 shall be accelerated to a date less than six months after the grant date of such option. To the extent that any Director Option granted under this Section 11 is not exercised prior to (i) a dissolution of the Company or (ii) a merger or other corporate event that the Company does not survive, and no provision is (or consistent with the provisions of Sections 10 or 11 can be) made for the assumption, conversion, substitution or exchange of the option, the

     Director Option shall terminate upon the occurrence of such event.

               (k)  Limitation on Amendments and Changes.  Without limiting the
                    ------------------------------------
     generality of Section 8, the provisions of this Section 11 shall not be amended more than once every six months (other than as may be necessary to conform to any applicable changes in the Code or the rules thereunder), unless such amendment would be consistent with the provisions of Rule 16b-3(c)(2)(ii)(or any successor provision).

               (l)  Other Provisions.  The provisions of Sections 3, 5(e) and 7
                    ----------------
     through 10 are incorporated herein by this reference. It is the intent of the Company that this Section 11 constitute a formula plan within the meaning of Rule 16b-3(c)(2)(ii) and that this Section 11 be construed in a manner consistent with such intent. Unless the context otherwise requires and to the extent required for purposes of Rule 16b-3, the provisions of this Section 11 shall be construed as a separate plan.

                                   EXHIBIT A

                     COUNTRYWIDE MORTGAGE INVESTMENTS, INC.

                               ELIGIBLE DIRECTOR

                      NON-QUALIFIED STOCK OPTION AGREEMENT



            THIS AGREEMENT dated as of the _____ day of _____________, 19__, between Countrywide Mortgage Investments, Inc., a Delaware corporation (the "Corporation"), and ________________ (the "Director").

                              W I T N E S S E T H
                              -------------------

          WHEREAS, the Corporation has adopted and the shareholders of the Corporation have approved a 1994 Stock Incentive Plan (the "Plan").

          WHEREAS, pursuant to Section 11 of the Plan, the Corporation has granted an option (the "Option") to the Director upon the terms and conditions evidenced hereby, as required by the Plan, which Option is not intended as and shall not be deemed to be an incentive stock option within the meaning of
Section 422 of the Code.

          NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Director, the Corporation and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

          1. Option Grant.  This Agreement evidences the grant to the Director,
             ------------
as of ___________, ____ (the "Option Date"), of an Option to purchase an aggregate of _____ shares of Common Stock, par value _____ per share, under
Section 11 of the Plan, subject to adjustment as provided in or pursuant to the Plan.

          2. Exercise Price.  The Option entitles the Director to purchase,
             --------------
subject to the terms hereof, all or any part of the Option shares at a price per share of $______, which represents the Fair Market Value of the shares on the Option Date.

          3. Option Exercisability and Term.  The Option shall first become
             ------------------------------
exercisable on the first anniversary of the Option Date and shall terminate ____________, 19___,/*/ unless earlier accelerated or terminated in accordance with the terms of Section 11 of the Plan.

          4. Service.  The Director agrees to serve as a director in
             -------
accordance with the provisions of the Corporation's Certificate of Incorporation, bylaws and applicable law.

- -----------
/*/  insert day before fifth anniversary of Option Date.

          5. General Terms.  The Option and this Agreement are subject to, and
             -------------
the Corporation and the Director agree to be bound by, the provisions of the Plan that apply to the Option, including but not limited to Sections 3(f)-(g), 5(f), 7 through 11. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

             IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


COUNTRYWIDE MORTGAGE INVESTMENTS, INC.
(a Delaware corporation)


By ___________________________

   Title _____________________




DIRECTOR


_____________________________                          (Signature)


_____________________________                         (Print Name)

_____________________________                            (Address)

_____________________________              (City, State, Zip Code)

PROXY                COUNTRYWIDE MORTGAGE INVESTMENTS, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 17, 1994
  The undersigned, hereby appoints David S. Loeb and Angelo R. Mozilo, or either of them, with full power of substitution, the attorney and proxy of the undersigned, to appear and to vote all of the shares of stock of Countrywide Mortgage Investments, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Pasadena Hilton, 150 South Los Robles, Pasadena, California on May 17, 1994 at 10:00 A.M. and any adjournment thereof.
(1) ELECTION OF DIRECTORS
                      [_] FOR all nominees       [_] WITHHOLD AUTHORITY
                       listed below (except       to vote for all
                       as marked to the           nominees listed below
                       contrary below)
       David S. Loeb, Angelo R. Mozilo, Lyle E. Gramley, Thomas J. Kearns,
                             Frederick J. Napolitano
  (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

  -----------------------------------------------------------------------------
(2) To approve an amendment to the Certificate of Incorporation to change the Company's name to CWM Mortgage Holdings, Inc.
                         [_] FOR[_] AGAINST[_] ABSTAIN
(3) To approve an amendment to the Certificate of Incorporation to prevent ownership of the stock by governmental and other tax exempt entities, which ownership could result in adverse tax consequences to the Company.
                         [_] FOR[_] AGAINST[_] ABSTAIN
(4) To approve the Countrywide Mortgage Investments, Inc. 1994 stock option plan.
                         [_] FOR[_] AGAINST[_] ABSTAIN
(5) To approve the selection of Grant Thornton as the Independent Accountants to audit the Company's financial statements for the year ending December 31, 1994.
                         [_] FOR[_] AGAINST[_] ABSTAIN
                  (Continued and to be signed on reverse side)
  UNMARKED PROXIES SHALL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS UNLESS SPECIFIED TO THE CONTRARY.

  Receipt of copies of the Annual Report to Shareholders, the Notice of the Annual Meeting of Stockholders and the Proxy Statement dated April 1, 1994 is hereby acknowledged.

                                              ---------------------------------
                                              Date
                                              ---------------------------------
                                              Signature
                                              ---------------------------------
                                              Signature

                                              Please date and sign exactly as
                                              name appears on this proxy.
                                              Joint owners should each sign.
                                              If the signer is a corporation,
                                              please sign full corporate name
                                              by duly authorized officer. Ex-
                                              ecutors, trustees, etc. should
                                              give full title as such.

PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.A.

                     COUNTRYWIDE MORTGAGE INVESTMENTS, INC.

PROXY

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS, MAY 17, 1994

  The undersigned, hereby appoints David S. Loeb and Angelo R. Mozilo, or either of them, with full power of substitution, the attorney and proxy of the undersigned, to appear and to vote all of the shares of stock of Countrywide Mortgage Investments, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Pasadena Hilton, 150 South Los Robles, Pasadena, California on May 17, 1994 at 10:00 A.M. and any adjournment thereof.

                  (Continued and to be signed on reverse side)

                                         I PLAN TO ATTEND MEETING [_]

- ----------   ----------

 Common        D.R.S.

[X] Please mark your votes   UNMARKED PROXIES SHALL BE VOTED IN FAVOR OF EACH
   as in this example.       OF THE FOLLOWING MATTERS unless specified to the
                             contrary.

1) To elect the Board of Directors for the coming year: David S. Loeb, Angelo
   R. Mozilo, Lyle E. Gramley, Thomas J. Kearns, Frederick J. Napolitano
   VOTE  WITHHOLD
    [_]    VOTE
           [_]

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

- --------------------------------------------------------------------------------

2) To approve an amendment to the Certificate of Incorporation to change the Company's name to CWM Mortgage Holdings, Inc.
   FOR  AGAINST  ABSTAIN
   [_]    [_]      [_]

3) To approve an amendment to the Certificate of Incorporation to prevent ownership of the stock by governmental and other tax exempt entities, which ownership could result in adverse tax consequences to the Company.
   FOR  AGAINST  ABSTAIN
   [_]    [_]      [_]

4) To approve the Countrywide Mortgage Investments, Inc. 1994 stock option plan.
   FOR  AGAINST  ABSTAIN
   [_]    [_]      [_]

5) To approve the selection of Grant Thornton as the Independent Accountants to audit the Company's financial statements for the year ending December 31, 1994.
   FOR  AGAINST  ABSTAIN
   [_]    [_]      [_]

Receipt of copies of the Annual Report to Shareholders, the Notice of the Annual Meeting of Stockholders and the Proxy Statement dated April 1, 1994 is hereby acknowledged.


Signature(s)                                              Date
            ---------------------------------------------     -----------------

Please date and sign exactly as name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full corporate name by duly authorized officer. Executors, trustees, etc. should give full title as such. PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO
POSTAGE IF MAILED IN THE U.S.A.